GE CAPITAL MORTGAGE SERVICES, INC.                                EXHIBIT #99.13
Home Equity Loan Pass-Through Certificates,
Series 1996-HE1
EXHIBIT D
SERVICER'S CERTIFICATE

NOVEMBER, 1996

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1996 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and The First National Bank of Chicago (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

      (1) Aggregate Monthly Payments Due:                          1,562,715.71
                                                                ---------------

     (2)  Aggregate Monthly Payments
          received and Monthly Advances
          made this Month:

          (a) Principal                                              194,028.68
                                                                ---------------
          (b) Interest                                               893,462.58
                                                                ---------------
          (c) Total                                                1,087,491.26
                                                                ---------------

     (3)  Aggregate Principal
          Prepayments in part received
          on Self-Amortizing Mortgage
          Loans and applied in the
          applicable Prepayment Period:

          (a) Principal                                              162,151.25
                                                                ---------------
          (c) Total                                                  162,151.25
                                                                ---------------

     (4)  Aggregate Principal
          Prepayments in full received
          in the applicable Prepayment
          period:

          (a) Principal                                            1,814,510.00
                                                                ---------------
          (b) Interest                                                17,701.01
                                                                ---------------
          (c) Total                                                1,832,211.01

                                                                ---------------

     (5)  Aggregate Insurance Proceeds
          (inculding purchases of
          Mortgage Loans by primary
          mortgage insurers) for prior
          month:

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (6)  Aggregate Liquidation Proceeds
          for prior month:

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (7)  Aggregate Purchase Prices for
          Defaulted Mortgage Loans:

          (a) Principal                                              298,680.92
                                                                ---------------
          (b) Interest                                                13,217.82
                                                                ---------------
          (c) Total                                                  311,898.74
                                                                ---------------

     (8)  Aggregate Purchase Prices for
          (and substitution adjustments)
          for Defective Mortgage Loans:

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (9)  Aggregate Purchase Prices for
          for Liquidating Loans:

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00

                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (10) Aggregate Purchase Prices for
          for Document Deficiencies per
          Sec. 2.02

          (a) Principal                                                    0.00
                                                                ---------------
          (b) Interest                                                     0.00
                                                                ---------------
          (c) Total                                                        0.00
                                                                ---------------

     (11) Pool Principal Balance                                 118,152,544.13
                                                                ---------------


     (12) Available Funds:                                         3,339,914.46
                                                                ---------------

     (13) Realized Losses for
          prior month:                                                     0.00
                                                                ---------------

     (14) Aggregate Realized
          Losses:                                                     26,382.23
                                                                ---------------

     (15) Compensating Interest
          Payment:                                                     2,104.91
                                                                ---------------

     (16) Net Simple Interest
          Shortfall:                                                       0.00
                                                                ---------------

     (17) Net Simple Interest
          Excess:                                                          0.00
                                                                ---------------

     (18) Simple Interest Shortfall
          Payment:                                                         0.00
                                                                ---------------

     (19) Unpaid Net Simple Interest
          Shortfall:

               Class A1                             36157TVQ1              0.00
                                              ---------------   ---------------
               Class A2                             36157TVR9              0.00

                                              ---------------   ---------------
               Class A3                             36157TVS7              0.00
                                              ---------------   ---------------
               Class A4                             36157TVT5              0.00
                                              ---------------   ---------------
               Class A5                             36157TVU2              0.00
                                              ---------------   ---------------
               Class AL                             36157TVW8              0.00
                                              ---------------   ---------------
               Class S                              36196HE1S              0.00
                                              ---------------   ---------------

     (20) Class Certificate Interest
          Rate:

               Class A4                             36157TVT5          7.300000%
                                              ---------------   ---------------
               Class A5                             36157TVU2          7.650000%
                                              ---------------   ---------------
               Class AL                             36157TVW8          7.400000%
                                              ---------------   ---------------
               Class S                              36196HE1S          2.057553%
                                              ---------------   ---------------

     (21) Maximum Amount:                                         10,909,689.02
                                                                ---------------

     (22) Amount Available:                                        9,650,835.47
                                                                ---------------

     (23) Accrued Certificate Interest
          and Pay-out Rate:

          Class A1     36157TVQ1                   214,227.62              6.30%
                       -------------          ---------------   ---------------
          Class A2     36157TVR9                   171,791.67              6.65%
                       -------------          ---------------   ---------------
          Class A3     36157TVS7                    93,333.33              7.00%
                       -------------          ---------------   ---------------
          Class A4     36157TVT5                    45,758.26              7.30%
                       -------------          ---------------   ---------------
          Class A5     36157TVU2                    63,911.77              7.65%
                       -------------          ---------------   ---------------
          Class AL     36157TVW8                    78,933.33              7.40%
                       -------------          ---------------   ---------------
          Class S      36196HE1S                   202,587.62              2.06%
                       -------------          ---------------   ---------------
          Total                                    870,543.61

     (24) Principal distributable:

          Class A1     36157TVQ1                 2,469,370.85

                       -------------          ---------------
          Class A2     36157TVR9                         0.00
                       -------------          ---------------
          Class A3     36157TVS7                         0.00
                       -------------          ---------------
          Class A4     36157TVT5                         0.00
                       -------------          ---------------
          Class A5     36157TVU2                         0.00
                       -------------          ---------------
          Class AL     36157TVW8                         0.00
                       -------------          ---------------
          Class R1     36157TVX6                         0.00
                       -------------          ---------------
          Class R2     36157TVY4                         0.00
                       -------------          ---------------
          Total                                  2,469,370.85

     (25) Additional distributions to
          the Class R1 Certificate
          pursuant to Section 2.05 (d):                  0.00
                                              ---------------

     (26) Additional distributions to
          the Class R2 Certificate
          pursuant to Section 4.01 (c):                  0.00
                                              ---------------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.


GE CAPITAL MORTGAGE SERVICES, INC.


By: /s/Christine M. Trotto
---------------------------------------
Name: Christine M. Trotto
Title: Assistant Vice President